CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

I, Robert Gates, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Report on Form 10-K Amendment No. 1 of Fresca Worldwide Trading Corporation for the year ended December 31, 2008 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Report on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Fresca Worldwide Trading Corporation.

Date:  May 13, 2009

By: /s / Robert Gates

          Robert Gates

          President

A signed original of this written statement required by Section 906 has been provided to All State Properties Holdings, Inc. and will be retained by All-State Properties Holdings, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.